                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          Aronex Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[ARONEX PHARACEUTICALS, INC. LOGO]

     VOTE FOR
     ADOPTION OF THE MERGER AGREEMENT!

June 19, 2001

Dear Shareholder:

On April 24, 2001, Aronex Pharmaceuticals, Inc. and Antigenics Inc. announced their intention to merge. We have previously sent to you proxy material for the Special Meeting of Aronex Pharmaceuticals, Inc. to be held on July 12, 2001. At the meeting, shareholders will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger among Antigenics Inc., Nasa Merger Corp. and Aronex Pharmaceuticals, Inc.

The Board of Directors of Aronex Pharmaceuticals unanimously recommends that shareholders vote "FOR" approval of the merger agreement.

Your vote is very important, no matter how many or how few shares you may own. We need your vote. If you fail to vote by not returning your proxy card or abstain from voting, it will have the effect of a vote against the merger.

Make your vote as a shareholder fully heard...vote TODAY.

Very truly yours,


/S/ Geoffrey F. Cox

Geoffrey F. Cox, Ph.D.
Chairman and Chief Executive Officer

================================================================================

                                IMPORTANT NOTE:

            Remember, you may vote by telephone or internet Simply follow the easy instructions on the enclosed voting form.

         If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

                           INNISFREE M&A INCORPORATED
                          TOLL FREE AT 1-888-750-5834
================================================================================

Aronex Pharmaceuticals, Inc.
8707 Technology Forest Place
The Woodlands, Texas 77381-1191
Tel: 281/367-1666 Fax: 281/367-1676
http://www.aronex-pharm.com

[ARONEX PHARACEUTICALS, INC. LOGO]

     VOTE FOR
     ADOPTION OF THE MERGER AGREEMENT!

June 19, 2001

Dear Shareholder:

On April 24, 2001, Aronex Pharmaceuticals, Inc. and Antigenics Inc. announced their intention to merge. We have previously sent to you proxy material for the Special Meeting of Aronex Pharmaceuticals, Inc. to be held on July 12, 2001. At the meeting, shareholders will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger among Antigenics Inc., Nasa Merger Corp. and Aronex Pharmaceuticals, Inc.

The Board of Directors of Aronex Pharmaceuticals unanimously recommends that shareholders vote "FOR" approval of the merger agreement.

Your vote is very important, no matter how many or how few shares you may own. We need your vote. If you fail to vote by not returning your proxy card or abstain from voting, it will have the effect of a vote against the merger.

Make your vote as a shareholder fully heard...vote TODAY.

Very truly yours,


/S/ Geoffrey F. Cox

Geoffrey F. Cox, Ph.D.
Chairman and Chief Executive Officer

================================================================================

                                IMPORTANT NOTE:

          If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

                          INNISFREE M&A INCORPORATED
                          TOLL FREE AT 1-888-750-5834

================================================================================

Aronex Pharmaceuticals, Inc.
8707 Technology Forest Place
The Woodlands, Texas 77381-1191
Tel: 281/367-1666 Fax: 281/367-1676
http://www.aronex-pharm.com